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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-18966-99, 33-46724-99, 33-50270-99, 33-57675-99,
33-62394-99, 333-17407-99, 333-25857-99, 333-53912-99, and 333-80511-99) of
Noble Corporation of our report dated June 20, 2003, relating to the financial statements and supplemental schedule, which appear in this Form 10-K/A.


PricewaterhouseCoopers LLP

Houston, Texas
June 27, 2003